Exhibit 10.3

English translation for convenience purposes only

Gold Lease Agreement

Lessor Name (Party A): China Construction Bank Corporation Wuhan Jiang’an Branch

Responsible person or authorized agent: Handan Xu

Address:

Post Code:

Shanghai Gold Exchange Code:

Contact:

Phone Number:

Fax Number:

Lessee Name (Party B): Wuhan Kingold Jewelry Co., Limited

Legal representative or authorized agent: Zhihong Jia

Address:

Post Code:

Shanghai Gold Exchange Code:

Contact:

Phone Number:

Fax Number:

This agreement is entered into to identify the rights and obligations of Party A and Party B who after mutual negotiation have reached an agreement on the gold lease between them to promote the business of both parties.

Chapter 1 General Provisions

Article 1 The gold lease between Party A and Party B means both parties agree that within the agreed term Party A will lease the gold owned by Party A to Party B for use with interest and the gold will be returned to Party A by Party B when the term expires.

Article 2 The gold in this agreement refers to the one that meets the quality requirements and standards of Shanghai Gold Exchange and can be transacted delivered at Shanghai Gold Exchange, like AU9995, AU9999 etc.

Article 3 The trading day in this agreement refers to the normal business day of Shanghai Gold Exchange for transaction.

Article 4 The Parties can determine the amount of lease on their respective conditions and bear no obligations to promise the lease to or from the other.

Chapter 2 Limit

Article 5 Party A grants Party B the recyclable credit line particular for the gold lease, which will not exceed 2,500 million Yuan and will expire on October 26, 2013.

Article 6 Party A reserves the right to alter the above mentioned credit line; in the case of alteration of the above mentioned credit line, Party A should notice Party B in written form and the alteration becomes effective as of the date of issuing the notice.

Article 7 The total market value of the gold leased by Party B from Party A should not exceed 95% of the above mentioned credit line; the market value of the gold shall be calculated according to the latest closing price of Shanghai Gold Exchange.

Article 8 If the total market value of the gold leased by Party B from Party A exceeds 95% of the above mentioned credit line as a result of the rise in gold price, Party A is entitled to require Party B return the excess gold ahead of the expiration of lease, or require Party B to provide other security guarantees deemed effective by Party A. In this case, Party A should notice Party B in writing and deduct the payable interest within the rest term according to the excess gold returned by Party B ahead of the expiration; after receiving the written notice, Party B should return the excess gold within five business days and is entitled to lease the excess gold returned ahead of the expiration and other relevant kinds of gold.

Chapter 3 Lease Transaction

Article 9 If Party B intends to lease gold or extend the previous lease from Party A, Party B should provide Party A the Application for Gold Lease five business days before the lease or extension and inquiry Party A about the interest; after receiving the written application from Party B, Party A should make a reply within two business days.

Article 10 The gold lease involves the following factors: variety, percentage, weight (or quantity), starting date, expiration date, interest rate, attribute of the goods, benchmark for interest accrual, fixing price for interest accrual, and interest payment and so on, in which the variety, percentage, weight, starting date, expiration date, interest rate, interest payment, and attribute of the goods should be determined by both parties on negotiation.

Article 11 Attribute of goods refers to should the gold be bought title or stock owned by certain coffer according to the provisions of Shanghai Gold Exchange.

Article 12 Benchmark for interest accrual: Actual days/365 days.

Article 13 Fixing price for interest accrual is the price used to determine the monetary value of gold and the fixing price on the business day of Shanghai Gold Exchange before the starting day unless otherwise agreed.

Article 14 Interest payment refers to the determination of the interest payment date, such as on a monthly, quarterly, semi-annual or expiration basis.

Chapter 4 Delivery of Gold

Article 16 After the gold lease is concluded, both parties should accomplish the lease declaration through the membership service system of Shanghai Gold Exchange to realize the transfer of gold.

Article 17 When the lease expires, if Party B determines to return the gold, both parties should accomplish the reverse lease declaration through the membership service system of Shanghai Gold Exchange on the expiration date to realize the transfer of gold.

Article 18 When returning the gold, Party B must return the gold with the same variety, percentage, specification, and attribute of goods to the lease one, unless otherwise agreed by Party A.

Article 19 When the lease expires, if Party B intends to extend the gold lease, both parties do not have to deliver the gold.

Article 20 The registration fee and other fees arising from the lease declaration or reverse lease declaration through the membership service system of Shanghai Gold Exchange should be paid by the parties respectively.

Chapter 5 Interest

Article 21 The interest of gold lease transaction should be determined according to the weight (g), fixing price for interest accrual (Yuan/g), interest rate, term of interest accrual (actual days) and benchmark for the interest accrual and paid to Party A on the interest payment date.

Article 22 Party A should send Party B the Notice of Interest Settlement for Gold Lease in writing three days before the interest payment date.

Article 23 Party B can return the gold before the expiration date and should pay the interest to Party A unless otherwise agreed by Party A.

Chapter 6 Responsibility of Default

Article 24 The default party should pay the other party for default with 0.05% of the default fine s daily interest rate from the starting date to the ending date of the default.

Article 25 If the default party fails to end the default behavior within 30 business days from the starting of the default, the injured party is entitled to terminate the agreement unilaterally; the injured party should notice the default party the termination of the agreement in writing and the termination is effective as of the issuing of the notice; after the termination of the agreement, the injured party still has the right to demand the default party’s its due obligations in the original agreement and the responsibility of default.

Chapter 7 Specimen Signatures

Article 26 For the convenience of the daily operation of gold lease transaction, Party A and Party B respectively grants the following specimen signatures (as attached) for signing of the Application for Gold Lease, Confirmation for Gold Lease, and Notice of Interest Settlement for Gold Lease and so on.

Chapter 8 Supplementary Provisions

Article 27 The Application for Gold Lease (including the receipt) and the Confirmation for Gold Lease signed by Party A and Party B for each deal of the gold lease are inseparable part of this agreement and equally valid with this agreement.

Article 28 The rights and obligations regulated in this agreement and the Confirmation for Gold Lease should not be transferred to a third party without the consent of the other party.

Article 29 Unless otherwise regulated herein, both parties should not terminate this agreement without the consensus of the two parties.

Article 30 If any dispute arises between Party A and Party B in the execution of this agreement, both parties should try to solve the dispute through friendly negotiation based on the principle of good faith, mutual cooperation, and mutual understanding; if the problem cannot be solved through negotiation, the two parties can file a lawsuit at the people’s court where Party A is located.

Article 31 This agreement is in triplicate and is effective after being signed and sealed by legal representative or authorized agent; each Party holds one and one for Shanghai Gold Exchange for filing.

Specimen Signatures

China Construction Bank Corporation Wuhan Jiang’an Branch

Signatory:

Title:

Signature:

Signatory:

Title:

Signature:

Official Seal:

Signatory:

Title:

Signature:

Signatory:

Title:

Signature:

Official Seal:

Party A:

(Official Seal)

Responsible person or authorized agent:

(Signature)

Date:

Place:

Party B:

(Official Seal)

Legal Representative or Authorized Agent:

(Signature)

Date:

Place: